                                                                  EXHIBIT 99.2
                                                                  ------------

                                 HBO & COMPANY
                        SELECTED FINANCIAL INFORMATION
                                  (unaudited)
                                (in thousands)




                                                         Quarter Ended
                                                       December 31, 1998
                                                       -----------------

Revenue                                                      $ 468,835

Net Income (1)                                                  64,739







(1) Includes nonrecurring charges of $26.5 million after-tax.